EXHIBIT 99.1

                                  $284,629,000
                                  (Approximate)
                                  GSAA 2004-NC1
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates

                     Approximate                                                     Initial
                       Initial                             Primary                    Pass-      Average     Principal     Moody's/
                      Principal           Certificate     Collateral     Credit      Through       Life       Payment        Fitch
Certificates           Balance               Type           Group        Support     Rate(2)     (yrs)(3)   Window(3)(4)    Ratings
------------------   ------------         -----------   --------------   -------    ----------   --------   ------------   ---------
AV-1                   48,661,000             Sr         Group I (1)       13.75%   LIBOR +[%]       1.00   3/04 - 11/05    Aaa/AAA
AF-2                   17,946,000             Sr         Group I (1)       13.75%      [ ]%          2.00   11/05 - 6/06    Aaa/AAA
AF-3                   34,385,000             Sr         Group I (1)       13.75%      [ ]%          3.00   6/06 - 2/08     AaaAAA
AF-4                   20,936,000             Sr         Group I (1)       13.75%      [ ]%          5.00   2/08 - 6/10     Aaa/AAA
AF-5                   23,112,000             Sr         Group I (1)       13.75%      [ ]%          8.43   6/10 - 1/13     Aaa/AAA
AF-6                   16,116,000             Sr         Group I (1)       13.75%      [ ]%          6.64   3/07 - 1/13     Aaa/AAA
AV-2                   89,987,000             Sr         Group II (1)      13.75%   LIBOR +[%]       2.53   3/04 - 1/13     Aaa/AAA
M-1                    11,647,000             Mez       Group I and II      9.75%      [ ]%          5.92   6/07 - 1/13     Aa2/AA
M-2                    10,919,000             Mez       Group I and II      6.00%      [ ]%          5.90   5/07 - 1/13      A2/A
B-1                     8,008,000             Sub       Group I and II      3.25%      [ ]%          5.89   4/07 - 1/13     Baa2BBB
B-2                     2,912,000             Sub       Group I and II      2.25%      [ ]%          5.88   4/07 - 1/13    Baa3/BBB-
Total                $284,629,000(5)(6)

(1) The Class A Certificates are entitled to receive principal payments primarily from the primary collateral group indicated. Under certain circumstances, the Class A Certificates may receive principal from the other collateral group.

(2) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through Rates of the Offered Certificates.

(3) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on the Certificates.

(4) The Final Scheduled Distribution Date for the Certificates is the Distribution Date in September 2033.

(5) The initial aggregate principal balance of Certificates will be subject to an upward or downward variance of no more than approximately 5%.

(6) The principal balance of the Offered Certificates is calculated using the scheduled principal balance of the Mortgage Loans as of the Statistical Calculation Date.

Selected Mortgage Pool Data (7)

                                                          Group II
                                           Group I       Adjustable
                                          Fixed Rate        Rate
                                          Collateral     Collateral      Aggregate
                                         ------------   ------------    ------------
Actual Principal Balance:                $186,847,723   $104,333,146    $291,180,869
Number of Mortgage Loans:                       1,077            436           1,513
Avg. Actual Principal Balance:               $173,489       $239,296        $192,453
Wtd. Avg. Gross Coupon:                         6.674%         6.562%          6.634%
Wtd. Avg. Net Coupon(8):                        6.165%         6.053%          6.125%
Wtd. Avg. Original FICO Score:                    679            674             677
Wtd. Avg. Original LTV Ratio:                   72.70%         91.22%          79.34%
Wtd. Avg. Combined LTV Ratio:                   74.57%         91.22%          80.53%
Wtd. Avg. Std. Remaining Term (Mo.):              339            338             339
Wtd. Avg. Seasoning (Mo.):                          3              3               3
Wtd. Avg. Months to Roll(9):                      N/A             15              15
Wtd. Avg. Gross Margin(9):                        N/A           5.04%           5.04%
Wtd. Avg. Initial Rate Cap(9):                    N/A           1.97%           1.97%
Wtd. Avg. Periodic Rate Cap(9):                   N/A           1.97%           1.97%
Wtd. Avg. Gross Max. Lifetime Rate(9):            N/A          13.67%          13.67%

(7) All percentages calculated herein are percentages of actual principal balances as of the Statistical Calculation Date.

(8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.

(9) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

o The mortgage loans in the transaction consist of Alt-A type, fixed and adjustable rate, first and second lien, residential mortgage loans (the "Mortgage Loans") originated by New Century Mortgage Corporation ("New Century").

o Credit support for the Certificates will be provided through a senior/subordinate structure, initial overcollateralization of 2.25% and excess spread.

o     The Mortgage Loans will be serviced by Chase Manhattan Mortgage
      Corporation.

o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSAA04N1" and on Bloomberg as "GSAA 04-NC1".

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table

Expected Closing Date:              On or before February 26, 2004

Cut-off Date:                       February 1, 2004

Statistical Calculation Date:       January 1, 2004

Expected Pricing Date:              On or before February 18, 2004

First Distribution Date:            March 25, 2004

Key Terms

Offered Certificates:               Class AV-1, AF-2, AF-3, AF-4, AF-5, AF-6,
                                    AV-2, M-1, M-2, B-1 and B-2 Certificates

Class A Certificates:               Class AV-1, AF-2, AF-3, AF-4, AF-5, AF-6,
                                    and AV-2 Certificates

Group I Certificates:               Class AV-1, AF-2, AF-3, AF-4, AF-5 and AF-6
                                    (backed primarily by the Group I Mortgage
                                    Loans)

Group II Certificates:              Class AV-2 Certificates (backed primarily by
                                    the Group II Mortgage Loans)

Certificate Group:                  Either the Group I Certificates,
                                    collectively, or the Group II Certificates, collectively

Fixed Rate Certificates:            Class AF-2, AF-3, AF-4, AF-5, AF-6, M-1,
                                    M-2, B-1 and B-2 Certificates

Variable Rate Certificates:         Class AV-1 and AV-2 Certificates

Class AF-6 Certificates:            The Class AF-6 Certificates will be
                                    "lock-out" certificates. The Class AF-6
                                    Certificates generally will not receive any portion of principal payment until the March
                                    2007 Distribution Date. Thereafter, they will receive an increasing percentage of their pro-rata share of principal payable to the Group I Certificates based on a schedule.

Subordinate Certificates:           Class M-1, M-2, B-1 and B-2 Certificates

Depositor:                          GS Mortgage Securities Corp.

Manager:                            Goldman Sachs & Co.

Servicers:                          Chase Manhattan Mortgage Corporation

Trustee:                            Deutsche Bank National Trust Company

Servicing Fee Rate:                 50 bps

Trustee Fee Rate:                   0.9 bp

Distribution Date:                  25th day of the month or the following
                                    business day

Record Date:                        For Variable Rate Certificates, for any
                                    Distribution Date, the last business day of the accrual period

                                    For Fixed Rate Certificates, for any
                                    Distribution Date, the last day of the month immediately preceding the related Distribution Date (or if such day is not a business day, the immediately preceding business day)

Delay Days:                         24 days on the Fixed Rate Certificates

                                    0 day delay on the Variable Rate
                                    Certificates

Day Count:                          30/360 on the Fixed Rate Certificates

                                    Actual/360 basis on the Variable Rate
                                    Certificates

Interest Accrual Period:            On the Fixed Rate Certificates, the calendar
                                    month immediately preceding the then current
                                    Distribution Date. On the Variable Rate
                                    Certificates, the prior Distribution Date to the day prior to the current Distribution
                                    Date except for the initial accrual period for which interest will accrue from the Closing Date.

Pricing Prepayment Assumption:      Adjustable rate mortgage loans: 28% CPR

                                    Fixed rate mortgage loans: CPR starting at 4% CPR in month 1 and increasing to 20% CPR in month 12 (an approximate 1.455% increase per month), and remaining at 20% CPR thereafter

Due Period:                         For the Mortgage Loans, the period
                                    commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs

Mortgage Loans:                     The trust will consist of Alt-A type, fixed
                                    and adjustable rate, first and second lien residential mortgage loans

Group I Mortgage Loans:             Approximately $186,847,723 of fixed rate
                                    mortgage loans

Group II Mortgage Loans:            Approximately $104,333,146 of adjustable
                                    rate mortgage loans

Excess Spread:                      The initial weighted average net coupon of
                                    the mortgage pool will be greater than the interest payments on the Certificates, resulting in excess cash flow calculated in the following manner:

                                    Initial Gross WAC:                                  6.6339%
                                    Less Initial Expenses(1):                           0.5090%
                                    Initial Net WAC:                                    6.1249%
                                    Less Initial WAC Certificate Coupon (Approx.)(2):   3.0047%
                                    -------------------------------------------------   ------
                                    Initial Excess Spread:                              3.1202%

                                    (1)   Includes the servicing fee and trustee
                                          fee.

                                    (2)   Assumes 1-month LIBOR equal to 1.0987%
                                          and a 30-day month.

Servicer Advancing:                 Yes as to principal and interest, subject to
                                    recoverability

Compensating Interest:              The Servicer shall provide compensating
                                    interest equal to the lesser of (A) the
                                    aggregate of the prepayment interest
                                    shortfalls on the Mortgage Loans resulting from voluntary principal prepayments on the Mortgage Loans during the month prior to the month in which the related Distribution Date occurs and (B) the aggregate Servicing Fee received by the Servicer for that Distribution Date

Optional Clean-up Call:             The transaction has a 10% optional clean-up
                                    call

Rating Agencies:                    Moody's Investor Services and Fitch Ratings

Minimum Denomination:               $50,000 with regard to each of the Offered
                                    Certificates

Legal Investment:                   It is anticipated that the Group II
                                    Certificates will be SMMEA eligible

ERISA Eligible:                     Underwriter's exemption is expected to apply
                                    to all Offered Certificates. However,
                                    prospective purchasers should consult their own counsel

Tax Treatment:                      All Offered Certificates represent REMIC
                                    regular interests and, to a limited extent, interests in certain basis risk interest carryover payments pursuant to the payment priorities in the transaction, which interest in certain basis risk interest carryover payments will be treated for tax purposes as an interest rate cap contract

Prospectus:                         The Offered Certificates will be offered
                                    pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                    "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                                    Certificates may not be consummated unless the purchaser has received the Prospectus

                                    PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                    FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                    BE CONSIDERED IN CONNECTION WITH AN
                                    INVESTMENT IN THE OFFERED CERTIFICATES


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Offered Certificates

Description of Principal and Interest Distributions

Until the Step-Down Date, or so long as a Trigger Event is in effect, principal will be paid to the Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly at the specified rate subject to the applicable loan group cap or WAC Cap as described below. Interest on the Variable Rate Certificates will be paid monthly at a rate of one-month LIBOR plus a margin that in the case of the AV-2 Certificate will step up after the optional clean-up call date, subject to the applicable cap as described below. Interest on the Fixed Rate Certificates will be paid monthly at a specified rate, subject to the applicable cap as described below. Interest on the Subordinate Certificates will be paid monthly at a specified rate that will step up after the optional clean-up call date, subject to the applicable cap as described below. The interest paid to each class of Offered Certificates will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of Servicemember's Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate on the Offered Certificates attributable to the WAC Cap or the applicable loan group cap, will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 2.25% overcollateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Offered Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in March 2007; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 27.50%.

                        Initial Credit                      Step-Down Credit
Class               Enhancement Percentage               Enhancement Percentage
-----               ----------------------               ----------------------
  A                         13.75%                               27.50%
 M-1                         9.75%                               19.50%
 M-2                         6.00%                               12.00%
 B-1                         3.25%                                6.50%
 B-2                         2.25%                                4.50%

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 46.4% of the prior period's Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure and REO) or (ii) during such period, aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

    Distribution Date                Cumulative Realized Loss Percentage:
--------------------------     -------------------------------------------------
March 2007 - February 2008      2.250% for the first month, plus an additional
                               1/12th of 1.250% for each month thereafter (e.g.,
                                      approximately 2.354% in April 2007)

March 2008 - February 2009      3.500% for the first month, plus an additional
                               1/12th of 1.000% for each month thereafter (e.g.,
                                      approximately 3.583% in April 2008)

March 2009 - February 2010      4.500% for the first month, plus an additional
                               1/12th of 0.500% for each month thereafter (e.g.,
                                      approximately 4.542% in April 2009)

March 2010 - February 2011      5.000% for the first month, plus an additional
                               1/12th of 0.250% for each month thereafter (e.g.,
                                      approximately 5.021% in April 2010)

March 2011 and thereafter                           5.250%

Step-Up Coupons. If the Optional Clean-up Call is not exercised on the date the it is first exercisable, the margin on the Group II Certificates will increase to 2 times the margin at issuance, and the coupon on the Class AF-5, AF-6 and Subordinate Certificates will increase by 0.50% per annum.

Class AV-1 Pass-Through Rate. The Class AV-1Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [%] and, (ii) the Loan Group I WAC Cap and (iii) the WAC Cap (adjusted for ACT/360).

Class AF-2 Pass-Through Rate. The Class AF-2 Certificates will accrue interest at a per annum interest rate equal to the least of (i) [ ]%, (ii) the Loan Group I WAC Cap and (iii) the WAC Cap.

Class AF-3 Pass-Through Rate. The Class AF-3 Certificates will accrue interest at a per annum interest rate equal to the least of (i) [ ]%, (ii) the Loan Group I WAC Cap and (iii) the WAC Cap.

Class AF-4 Pass-Through Rate. The Class AF-4 Certificates will accrue interest at a per annum interest rate equal to the least of (i) [ ]%, (ii) the Loan Group I WAC Cap and (iii) the WAC Cap.

Class AF-5 Pass-Through Rate. The Class AF-5 Certificates will accrue interest at a per annum interest rate equal to the least of (i) [ ]% (plus 0.50% per annum after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I WAC Cap and (iii) the WAC Cap.

Class AF-6 Pass-Through Rate. The Class AF-6 Certificates will accrue interest at a per annum interest rate equal to the least of (i) [ ]% (plus 0.50% per annum after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I WAC Cap and (iii) the WAC Cap.

Class AV-2 Pass-Through Rate. The Class AV-2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [%] ([%] after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group II WAC Cap and (iii) the WAC Cap (adjusted for ACT/360).

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a per annum interest rate equal to the lesser of [ ]% (plus 0.50% per annum after the first distribution date on which the Optional Clean-up Call is exercisable) and WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of [ ]% (plus 0.50% per annum after the first distribution date on which the Optional Clean-up Call is exercisable) and the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a per annum interest rate equal to the lesser of [ ]% (plus 0.50% per annum after the first distribution date on which the Optional Clean-up Call is exercisable) and the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a per annum interest rate equal to the lesser of [ ]% (plus 0.50% per annum after the first distribution date on which the Optional Clean-up Call is exercisable) and the WAC Cap.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate.

Loan Group I WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate adjusted to ACT/360 for purposes of determining the AV-1 pass-thru rate only.

Loan Group II WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee Rate and Trustee Fee Rate adjusted to an ACT/360 day basis.

Group I Basis Risk Carry Forward Amount. For any Distribution Date, the supplemental interest amount for the Group I Certificates will equal the sum of:
(i) the excess, if any, that the related class of Group I Certificates, as applicable, would otherwise be due at the related Pass-Through Rate (without regard to the Loan Group I WAC Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I WAC Cap or WAC Cap; (ii) any Group I Basis Risk Carry Forward Amount for such class of Group I Certificates, as applicable, remaining unpaid from prior Distribution Dates, and
(iii) interest on the amount in clause (ii) at the related Pass-Through Rate for such class of Group I Certificates (without regard to the Loan Group I WAC Cap or WAC Cap).

Group II Basis Risk Carry Forward Amount. For any Distribution Date, the supplemental interest amount for the Group I Certificates will equal the sum of:
(i) the excess, if any, that the related class of Group II Certificates, as applicable, would otherwise be due at the related Pass-Through Rate (without regard to the Loan Group II WAC Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II WAC Cap or WAC Cap; (ii) any Group II Basis Risk Carry Forward Amount for such class of Group II Certificates, as applicable, remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the related Pass-Through Rate for such class of Group II Certificates (without regard to the Loan Group II WAC Cap or WAC Cap).

Class M-1, M-2, B-1 and B-2 Basis Risk Carry Forward Amounts. For any Distribution Date, the supplemental interest amount for each of the Class M-1, M-2, B-1 and B-2 Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

Accrued Certificate Interest. For each class of Certificates for on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemember's Civil Relief Act or any similar state statutes.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less servicing fees and trustee fees.

Principal Remittance Amount. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related Servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the month prior to the month during which such Distribution Date occurs,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, the repurchase obligation for which arose during the month prior to the month during which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the servicer remittance date prior to such Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Principal Distribution Amount. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing fees and trustee fees) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Group I Principal Distribution Amount. An amount equal to the excess of (x) the aggregate certificate principal balance of the Group I Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (1) approximately 72.50% and (2) the aggregate principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Group I Mortgage Loans as of the last day of the related Due Period minus approximately 0.50% of the aggregate scheduled principal balance of the Group I Mortgage Loans as of the Cut-off Date.

Group II Principal Distribution Amount. An amount equal to the excess of (x) the aggregate certificate principal balance of the Class AV-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (1) approximately 72.50% and (2) the aggregate principal balance of the Group II Mortgage Loans as of the last day of the related Due Period and (B) the aggregate principal balance of the Group II Mortgage Loans as of the last day of the related Due Period minus approximately 0.50% of the aggregate scheduled principal balance of the Group II Mortgage Loans as of the Cut-off Date.

Group I Principal Allocation Percentage: For any Distribution Date, the percentage equivalent of a fraction the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Group II Principal Allocation Percentage: For any Distribution Date, the percentage equivalent of a fraction the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Loan Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Class AF-6 Calculation Percentage. For any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the certificate principal balance of the Class AF-6 Certificate and the denominator of which is the total of the certificate principal balances of all the Group I Certificates, in each case before giving effect to distribution of principal on that Distribution Date.

Class AF-6 Lockout Distribution Amount: For any Distribution Date will be an amount equal to the product of (i) the applicable Class AF-6 Calculation Percentage for that Distribution Date, (ii) the Class AF-6 Lockout Percentage for that Distribution Date and (iii) the Group I Principal Distribution Amount for that Distribution Date. In no event shall the Class AF-6 Lockout Distribution Amount exceed the outstanding certificate principal balance for the Class AF-6 Certificates or the Group I Principal Distribution Amount for the Distribution Date.

Class AF-6 Lockout Percentage: For each Distribution Date will be as follows:

           Distribution Date (Months)            Lockout Percentage
           --------------------------            ------------------
           1 to 36                                                0%
           37 to 60                                              45%
           61 to 72                                              80%
           73 to 84                                             100%
           85 and thereafter                                    300%

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Offered Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date) and (B) the certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 80.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Offered Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 88.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Offered Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the certificate principal balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Offered Certificates (after taking into account any payment of principal to the Class A Certificates on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (E) the certificate principal balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the applicable servicer for the related advances and the applicable servicing fees and trustee fees in respect of such Mortgage Loan.

DISTRIBUTIONS

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

      (i)   Concurrently,

                  (A) from Interest Remittance Amounts related to the Group I
            Mortgage Loans the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for each class of Group I Certificates from prior Distribution Dates,

                  (B) from Interest Remittance Amounts related to the Group II
            Mortgage Loans the related Accrued Certificate Interest and any unpaid Accrued Certificate Interest for the Group II Certificates from prior Distribution Dates,

                  (C) provided, that if the Interest Remittance Amount for
            either group of Mortgage Loans is insufficient to make the related payments set forth in clause (A) or (B) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (A) or (B) above will be available to cover that shortfall, and will be allocated among each class of certificates on a pro rata basis based on the amount that would have been distributed to each such class in the absence of such shortfall;

      (ii)  to the Class M-1 Certificates, their Accrued Certificate Interest,

      (iii) to the Class M-2 Certificates, their Accrued Certificate Interest,

      (iv) to the Class B-1 Certificates, their Accrued Certificate Interest, and

      (v)   to the Class B-2 Certificates, their Accrued Certificate Interest.

Principal Distributions on the Offered Certificates. On each Distribution Date
(a) prior to the Step-down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a)   Concurrently,

      (i) to the Group I Certificates the Group I Principal Allocation Percentage of the Principal Distribution Amount, allocated in the following order of priority;

                  (A) to the Class AF-6 Certificates, an amount equal to the Class AF-6 Lockout Distribution Amount, and

                  (B) sequentially, to the Class AV-1, AF-2, AF-3, AF-4, AF-5 and AF-6 Certificates, in that order, until their respective certificate principal balances have been reduced to zero.

      (ii) to the Group II Certificates, the Group II Principal Allocation Percentage of the Principal Distribution Amount, until the certificate principal balance of such Class has been reduced to zero,

(b) the portion of the available Principal Distribution Amount for both loan groups remaining after making the distributions described above in paragraph (a) will be distributed in the following order of priority:

      (i) to the Class M-1 Certificates, until their certificate principal balance has been reduced to zero,

      (ii) to the Class M-2 Certificates, until their certificate principal balance has been reduced to zero,

      (iii) to the Class B-1 Certificates, until their certificate principal balance has been reduced to zero, and

      (iv) to the Class B-2 Certificates, until their certificate principal balance has been reduced to zero.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(a)   Concurrently,

      (i) to the Group I Certificates, the Group I Principal Distribution Amount, allocated in the following order of priority;

                  (A) to the Class AF-6 Certificates, an amount equal to the Class AF-6 Lockout Distribution Amount, and

                  (B) sequentially, to the Class AV-1, AF-2, AF-3, AF-4, AF-5 and AF-6 Certificates, in that order, until their respective certificate principal balances have been reduced to zero.

      (ii) to the Group II Certificates, the Group II Principal Distribution Amount, until the certificate principal balance of such Class has been reduced to zero,

(b) the portion of the available Principal Distribution Amount for both loan groups remaining after making the distributions described above in paragraph (a) will be distributed in the following order of priority:

      (i) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

      (ii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero,

      (iii) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero, and

      (iv) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the certificate principal balance thereof has been reduced to zero.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

      (i) to the Class M-1 Certificates, their unpaid interest shortfall amount,

      (ii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

      (iii) to the Class B-1 Certificates, their unpaid interest shortfall amount,

      (iv) to the Class B-2 Certificates, their unpaid interest shortfall amount,

      (v) concurrently, any Group I Basis Risk Carry Forward Amount to the Group I Certificates and any Group II Basis Risk Carry Forward Amount to the Group II Certificates, , and

      (vi) sequentially, to Class M-1, M-2, B-1 and B-2 Certificates, in each case up to their respective unpaid remaining Basis Risk Carry Forward Amounts.

Class A Principal Allocation. All principal distributions to the Class A Certificates on any Distribution Date will be allocated between the Class A Certificates as described above, provided, however, that if the certificate principal balance of any group of Class A Certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on such Distribution Date and all subsequent Distribution Dates, will be distributed to the classes of the other group of Class A Certificates remaining outstanding until the certificate principal balance thereof has been reduced to zero. However, from and after the Distribution Date on which the aggregate certificate principal balances of the Class M-1, M-2, B-1, and B-2 Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A Certificates, based on their respective certificate principal balances.

All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date in the following order, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (ii) sequentially, to the Class B-2, B-1, M-2 and M-1 Certificates, in that order. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date. Realized Losses will not be allocated to reduce the certificate principal balance of any class of Class A Certificates.


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o 1-month and 6-month Forward LIBOR curves (as of close on February 5, 2004) are used

o     35% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par

                                                   First Dollar of Loss          0% Return
                                                  ----------------------   ----------------------
Class M-1                   CDR (%)                                16.74                    18.59
                            Yield (%)                              5.333                    0.027
                            WAL                                    5.497                    5.078
                            Modified Duration                      4.648                    4.524
                            Principal Window               Aug09 - Aug09            May09 - May09
                            Principal Writedown        17,787.00 (0.15%)    3,122,738.65 (26.81%)
                            Total Collat Loss     39,266,019.87 (13.49%)   41,919,289.00 (14.40%)

Class M-2                   CDR (%)                                11.25                    12.84
                            Yield (%)                              5.660                    0.035
                            WAL                                    6.331                    5.727
                            Modified Duration                      5.189                    5.063
                            Principal Window               Jun10 - Jun10            Mar10 - Mar10
                            Principal Writedown         2,276.09 (0.02%)    3,483,523.38 (31.90%)
                            Total Collat Loss     29,907,456.30 (10.27%)   32,884,450.88 (11.29%)

Class B-1                   CDR (%)                                 8.08                     9.10
                            Yield (%)                              5.630                    0.019
                            WAL                                    6.914                    6.176
                            Modified Duration                      5.580                    5.448
                            Principal Window               Jan11 - Jan11            Oct10 - Oct10
                            Principal Writedown        24,881.73 (0.31%)    2,764,514.98 (34.52%)
                            Total Collat Loss      23,270,056.65 (7.99%)    25,465,213.06 (8.75%)

Class B-2                   CDR (%)                                 7.15                     7.47
                            Yield (%)                              5.534                    0.017
                            WAL                                    7.081                    6.667
                            Modified Duration                      5.689                    5.641
                            Principal Window               Mar11 - Mar11            Feb11 - Feb11
                            Principal Writedown        33,249.61 (1.14%)    1,086,618.41 (37.32%)
                            Total Collat Loss      21,088,410.06 (7.24%)    21,828,083.72 (7.50%)


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data

                     The Mortgage Loans - All Collateral (1)

Actual Principal Balance:                                          $291,180,869
Number of Mortgage Loans:                                                 1,513
Average Actual Principal Balance:                                      $192,453
Weighted Average Gross Coupon:                                            6.634%
Weighted Average Net Coupon:                                              6.125%
Weighted Average Original FICO Score:                                       677
Weighted Average Original LTV Ratio:                                      79.34%
Weighted Average Combined LTV Ratio:                                      80.53%
Weighted Average Stated Remaining Term (months):                            339
Weighted Average Seasoning (months):                                          3
Weighted Average Months to Roll(2):                                          15
Weighted Average Gross Margin(2):                                          5.04%
Weighted Average Initial Rate Cap(2):                                      1.97%
Weighted Average Periodic Rate Cap(2):                                     1.97%
Weighted Average Gross Max. Lifetime Rate(2):                             13.67%

(1) All percentages calculated herein are percentages of actual principal balances as of the Statistical Calculation Date.

(2) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

                    Distribution by Current Principal Balance

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Current Principal Balance           Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
$50,000 & Below                        123    $4,727,021        1.62%     9.380%       611    $38,431     86.73%   78.10%     83.11%
$50,001 - $75,000                      180    11,366,100        3.90      8.318        603     63,145     81.58    72.41      89.36
$75,001 - $100,000                     191    16,645,285        5.72      7.780        623     87,148     82.60    71.61      89.05
$100,001 - $125,000                    123    13,980,707        4.80      7.549        643    113,664     83.26    58.46      91.12
$125,001 - $150,000                    101    13,802,207        4.74      7.257        654    136,656     84.59    52.64      91.98
$150,001 - $200,000                    180    31,713,679       10.89      6.847        671    176,187     78.91    60.41      90.22
$200,001 - $250,000                    168    37,702,200       12.95      6.474        676    224,418     78.28    60.02      91.56
$250,001 - $300,000                    120    33,203,765       11.40      6.395        694    276,698     81.07    53.11      89.84
$300,001 - $350,000                    116    37,690,873       12.94      6.333        693    324,921     79.61    48.95      97.34
$350,001 - $400,000                     98    36,818,311       12.64      6.311        693    375,697     81.08    48.85      97.91
$400,001 - $450,000                     56    23,984,092        8.24      6.059        683    428,287     81.98    51.94      98.27
$450,001 - $500,000                     38    18,284,209        6.28      6.041        711    481,163     77.87    52.80      97.42
$500,001 & Above                        19    11,262,420        3.87      5.076        735    592,759     78.51    41.55      94.30
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                1,513  $291,180,869      100.00%     6.634%       677   $192,453     80.53%   55.61%     93.43%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                          Distribution by Current Rate

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Current Rate                        Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
4.99% & Below                           81   $27,556,664        9.46%     4.556%       732   $340,206     82.78%   39.86%     92.48%
5.00- 5.49%                            149    43,367,323       14.89      5.249        744    291,056     62.70    91.59     100.00
5.50- 5.99%                            143    36,421,708       12.51      5.720        731    254,697     68.91    79.99      92.89
6.00- 6.49%                             92    22,529,600        7.74      6.256        693    244,887     79.68    53.66      91.78
6.50- 6.99%                            240    49,753,951       17.09      6.736        665    207,308     86.22    51.92      91.08
7.00- 7.49%                            184    34,759,570       11.94      7.248        643    188,911     87.21    40.16      91.17
7.50- 7.99%                            195    34,275,684       11.77      7.751        630    175,773     89.90    32.39      95.04
8.00- 8.49%                            117    16,522,945        5.67      8.218        619    141,222     88.09    34.27      86.84
8.50- 8.99%                            107    12,585,598        4.32      8.723        597    117,622     87.98    37.33      94.23
9.00- 9.49%                             48     3,897,522        1.34      9.156        567     81,198     84.49    58.64      95.73
9.50- 9.99%                             85     5,963,388        2.05      9.743        580     70,158     88.36    69.91      97.44
10.00% & Above                          72     3,546,916        1.22     10.450        593     49,263     90.80    64.78      94.24
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                1,513  $291,180,869      100.00%     6.634%       677   $192,453     80.53%   55.61%     93.43%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                              Distribution by FICO

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
FICO                                Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
780 & Above                             58   $14,756,181        5.07%     5.525%       789   $254,417     62.48%   82.41%     93.83%
760-779                                 87    23,853,065        8.19      5.594        770    274,173     67.54    71.97      95.52
740-759                                111    31,308,779       10.75      5.604        750    282,061     70.40    70.30      93.83
720-739                                128    33,249,063       11.42      5.641        730    259,758     75.61    58.96      90.65
700-719                                 79    19,640,459        6.75      5.735        710    248,613     82.92    49.25      92.12
680-699                                108    23,504,037        8.07      6.565        688    217,630     88.80    48.45      94.04
660-679                                141    28,839,048        9.90      6.923        669    204,532     87.47    38.47      87.81
640-659                                149    26,189,235        8.99      7.274        649    175,767     90.37    45.30      91.90
620-639                                172    27,490,722        9.44      7.409        630    159,830     88.63    37.94      93.98
600-619                                121    17,206,754        5.91      7.521        609    142,205     85.54    57.45      95.27
580-599                                106    13,512,621        4.64      7.751        589    127,478     85.00    65.88      97.53
560-579                                 66    10,001,333        3.43      7.768        571    151,535     81.40    44.50      99.10
540-559                                 81     9,652,672        3.32      8.059        552    119,169     80.64    68.69      96.50
520-539                                 71     8,567,037        2.94      8.505        531    120,662     81.36    55.49      98.28
500-519                                 35     3,409,862        1.17      8.915        509     97,425     72.53    56.24      95.39
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                1,513  $291,180,869      100.00%     6.634%       677   $192,453     80.53%   55.61%     93.43%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                           Distribution by Lien Status

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Lien Status                         Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
First                                1,417  $286,732,042       98.47%     6.581%       678   $202,351     80.25%   55.23%     93.32%
Second                                  96     4,448,827        1.53     10.057        637     46,342     98.39    79.95     100.00
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                1,513  $291,180,869      100.00%     6.634%       677   $192,453     80.53%   55.61%     93.43%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                          Distribution by Original LTV

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Original LTV                        Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
40.00% & Below                         131   $11,967,588        4.11%     7.271%       706    $91,356     57.67%   76.60%     98.86%
40.01 - 50.00%                          44     8,393,505        2.88      5.691        730    190,761     46.33    78.57      85.54
50.01 - 60.00%                          87    17,465,363        6.00      5.800        729    200,751     56.01    78.88      92.68
60.01 - 70.00%                         170    38,128,063       13.09      5.987        713    224,283     65.88    70.83      91.23
70.01 - 80.00%                         295    57,913,393       19.89      6.352        684    196,317     77.73    61.25      92.69
80.01 - 85.00%                         237    47,860,668       16.44      6.495        649    201,944     84.46    39.30      87.94
85.01 - 90.00%                         238    43,837,447       15.06      6.966        647    184,191     89.63    48.64      93.44
90.01 - 95.00%                         141    28,657,838        9.84      7.417        645    203,247     94.64    49.03      99.01
95.01 - 100.00%                        170    36,957,002       12.69      7.321        683    217,394     99.98    42.57     100.00
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                1,513  $291,180,869      100.00%     6.634%       677   $192,453     80.53%   55.61%     93.43%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                          Distribution by Combined LTV

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Combined LTV                        Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
40.00% & Below                          36    $7,584,482        2.60%     5.658%       746   $210,680     33.54%   74.84%     98.20%
40.01 - 50.00%                          44     8,393,505        2.88      5.691        730    190,761     46.33    78.57      85.54
50.01 - 60.00%                          87    17,465,363        6.00      5.800        729    200,751     56.01    78.88      92.68
60.01 - 70.00%                         170    38,128,063       13.09      5.987        713    224,283     65.88    70.83      91.23
70.01 - 80.00%                         296    57,958,234       19.90      6.356        684    195,805     77.73    61.20      92.69
80.01 - 85.00%                         237    47,860,668       16.44      6.495        649    201,944     84.46    39.30      87.94
85.01 - 90.00%                         240    43,951,746       15.09      6.972        647    183,132     89.63    48.77      93.46
90.01 - 95.00%                         142    28,697,549        9.86      7.421        645    202,095     94.64    49.10      99.01
95.01 - 100.00%                        261    41,141,258       14.13      7.601        678    157,629     99.98    46.35     100.00
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                1,513  $291,180,869      100.00%     6.634%       677   $192,453     80.53%   55.61%     93.43%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                       Distribution by Documentation Type

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Documentation Type                  Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
Full                                   923  $161,926,057       55.61%     6.377%       685   $175,435     77.42%  100.00%     93.22%
Stated                                 539   120,013,355       41.22      6.948        669    222,659     84.68     0.00      94.45
Limited                                 51     9,241,457        3.17      7.048        638    181,205     81.12     0.00      83.72
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                1,513  $291,180,869      100.00%     6.634%       677   $192,453     80.53%   55.61%     93.43%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                          Distribution by Loan Purpose

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Loan Purpose                        Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
Cashout refi                           874  $163,813,217       56.26%     6.671%       666   $187,429     77.03%   58.63%     93.00%
Purchase                               461    90,168,266       30.97      6.785        688    195,593     90.99    42.95      93.54
Rate/Term refi                         178    37,199,387       12.78      6.105        702    208,985     70.60    72.99      95.05
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                1,513  $291,180,869      100.00%     6.634%       677   $192,453     80.53%   55.61%     93.43%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                        Distribution by Occupancy Status

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Occupancy Status                    Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
Owner                                1,384  $272,040,842       93.43%     6.620%       677   $196,561     80.85%   55.49%    100.00%
Non-Owner                              119    15,893,869        5.46      7.190        678    133,562     75.19    60.06       0.00
Second Home                             10     3,246,158        1.11      5.034        734    324,616     80.12    43.95       0.00
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                1,513  $291,180,869      100.00%     6.634%       677   $192,453     80.53%   55.61%     93.43%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                          Distribution by Property Type

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Property Type                       Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
Single Family                        1,152  $213,868,995       73.45%     6.637%       677   $185,650     80.27%   57.45%     95.01%
2-4 Family                             135    32,750,519       11.25      6.666        683    242,596     79.06    47.61      81.05
PUD                                    147    30,519,817       10.48      6.623        667    207,618     82.70    50.43      95.81
Condo                                   78    13,831,452        4.75      6.540        696    177,326     83.14    56.90      92.88
Man. Housing                             1       210,086        0.07      6.600        616    210,086     85.00   100.00     100.00
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                1,513  $291,180,869      100.00%     6.634%       677   $192,453     80.53%   55.61%     93.43%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                              Distribution by State

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
State                               Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
California(Southern)                   281   $70,045,595       24.06%     6.392%       682   $249,273     78.31%   48.83%     93.20%
California(Northern)                   208    59,751,346       20.52      6.124        699    287,266     79.76    59.07      94.64
New York                               142    38,461,895       13.21      6.144        704    270,858     74.97    55.75      96.89
Florida                                114    13,120,056        4.51      7.610        627    115,088     83.99    44.54      94.22
New Jersey                              47    12,793,592        4.39      6.171        718    272,204     74.79    72.94      94.39
Texas                                  135    11,490,454        3.95      8.148        598     85,114     81.76    60.73      92.78
Illinois                                43     8,345,641        2.87      7.103        667    194,085     80.18    61.77      94.94
Massachusetts                           31     8,055,441        2.77      6.764        680    259,853     81.66    52.02      82.80
Washington                              35     5,739,422        1.97      7.103        664    163,983     93.03    50.69      88.82
Pennsylvania                            28     4,720,402        1.62      6.938        643    168,586     83.94    60.79      97.65
Virginia                                22     4,418,037        1.52      7.372        677    200,820     85.42    33.51      92.48
Others                                 427    54,238,988       18.63      7.179        654    127,023     86.32    59.41      91.18
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                1,513  $291,180,869      100.00%     6.634%       677   $192,453     80.53%   55.61%     93.43%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                            Distribution by Zip Code

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Zip Code                            Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
94531                                    5    $1,946,204        0.67%     6.251%       683   $389,241     94.47%   84.62%    100.00%
11236                                    5     1,562,494        0.54      6.574        633    312,499     80.04    66.88     100.00
94591                                    4     1,471,562        0.51      5.745        675    367,890     89.33   100.00     100.00
94043                                    3     1,413,964        0.49      5.265        768    471,321     89.54    70.01     100.00
94556                                    3     1,291,547        0.44      5.296        752    430,516     53.97   100.00     100.00
94523                                    3     1,239,307        0.43      5.866        712    413,102     74.55    69.18      69.18
94513                                    4     1,183,052        0.41      5.540        709    295,763     82.19   100.00     100.00
11733                                    3     1,127,957        0.39      5.471        741    375,986     66.46   100.00     100.00
95066                                    2     1,099,031        0.38      5.014        694    549,516     86.06    40.86     100.00
10704                                    3     1,062,352        0.36      6.145        698    354,117     81.88    37.53     100.00
Others                               1,478   277,783,400       95.40      6.676        676    187,945     80.52    54.53      93.25
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                1,513  $291,180,869      100.00%     6.634%       677   $192,453     80.53%   55.61%     93.43%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                   Distribution by Remaining Term to Maturity

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Remaining Term To Maturity          Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
0 - 180                                 91    $9,362,576        3.22%     7.040%       650   $102,885     72.05%   52.14%     82.99%
181 - 240                              154    13,345,666        4.58      7.645        656     86,660     82.63    77.42      97.59
241 - 360                            1,268   268,472,627       92.20      6.569        679    211,729     80.72    54.65      93.58
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                1,513  $291,180,869      100.00%     6.634%       677   $192,453     80.53%   55.61%     93.43%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                        Distribution by Amortization Type

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Amortization Type                   Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
Fixed                                1,077  $186,847,723       64.17%     6.674%       679   $173,489     74.57%   64.54%     91.25%
2/28 ARM                               328    69,070,044       23.72      7.440        650    210,579     95.06    36.11      98.97
1 MO LIBOR IO                           94    32,477,443       11.15      4.647        725    345,505     82.53    45.54      93.62
3/27 ARM                                14     2,785,659        0.96      7.093        682    198,976     97.22    57.54     100.00
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                1,513  $291,180,869      100.00%     6.634%       677   $192,453     80.53%   55.61%     93.43%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                          Distribution by Periodic Cap

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Periodic Cap                        Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
1.50%                                  342   $71,855,703       24.68%     7.427%       651   $210,104     95.14%   36.95%     99.01%
3.00%                                   94    32,477,443       11.15      4.647        725    345,505     82.53    45.54      93.62
N/A (Fixed Rate)                     1,077   186,847,723       64.17      6.674        679    173,489     74.57    64.54      91.25
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                1,513  $291,180,869      100.00%     6.634%       677   $192,453     80.53%   55.61%     93.43%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                      Distribution by Months to Rate Reset

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Months To Rate Reset                Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
1-12                                    94   $32,477,443       11.15%     4.647%       725   $345,505     82.53%   45.54%     93.62%
13-24                                  328    69,070,044       23.72      7.440        650    210,579     95.06    36.11      98.97
25-36                                   14     2,785,659        0.96      7.093        682    198,976     97.22    57.54     100.00
N/A (Fixed Rate)                     1,077   186,847,723       64.17      6.674        679    173,489     74.57    64.54      91.25
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                1,513  $291,180,869      100.00%     6.634%       677   $192,453     80.53%   55.61%     93.43%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                      Distribution by Maximum Lifetime Rate

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Maximum Lifetime Rate               Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
12.00-12.49%                            94   $32,477,443       11.15%     4.647%       725   $345,505     82.53%   45.54%     93.62%
12.50-12.99%                             5     1,501,776        0.52      5.990        661    300,355     94.77    68.91     100.00
13.00-13.49%                            18     4,584,738        1.57      6.272        697    254,708     95.03    67.90     100.00
13.50-13.99%                            73    17,156,692        5.89      6.771        676    235,023     97.24    55.13     100.00
14.00-14.49%                            80    16,233,225        5.57      7.271        655    202,915     95.29    32.43      97.65
14.50-14.99%                            88    18,856,796        6.48      7.756        640    214,282     94.71    22.67      98.44
15.00-15.49%                            33     7,022,324        2.41      8.182        630    212,798     94.00    17.38     100.00
15.50-15.99%                            32     5,178,865        1.78      8.744        607    161,840     94.42    25.95     100.00
16.00-16.99%                            11     1,156,763        0.40      9.503        556    105,160     83.64    58.34      96.98
17.00% & Above                           2       164,523        0.06     10.617        518     82,262     71.26   100.00     100.00
N/A (Fixed Rate)                     1,077   186,847,723       64.17      6.674        679    173,489     74.57    64.54      91.25
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                1,513  $291,180,869      100.00%     6.634%       677   $192,453     80.53%   55.61%     93.43%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                             Distribution by Margin

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Margin                              Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
4.99% & Below                           97   $33,432,120       11.48%     4.741%       725   $344,661     83.03%   45.62%     93.80%
5.00- 5.49%                              9     1,516,103        0.52      7.090        673    168,456     98.21    48.78     100.00
5.50- 5.99%                            265    58,843,862       20.21      7.363        659    222,052     95.98    32.28      98.85
6.00- 6.49%                             46     7,574,236        2.60      7.566        616    164,657     92.87    61.31      99.54
6.50- 6.99%                             16     2,510,721        0.86      8.176        570    156,920     81.46    59.15     100.00
7.00% & Above                            3       456,103        0.16      9.277        558    152,034     79.94    47.77     100.00
N/A (Fixed Rate)                     1,077   186,847,723       64.17      6.674        679    173,489     74.57    64.54      91.25
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                1,513  $291,180,869      100.00%     6.634%       677   $192,453     80.53%   55.61%     93.43%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========


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

                        The Fixed Rate Mortgage Loans (1)

Actual Principal Balance:                                          $186,847,723
Number of Mortgage Loans:                                                 1,077
Average Actual Principal Balance:                                      $173,489
Weighted Average Gross Coupon:                                            6.674%
Weighted Average Net Coupon:                                              6.165%
Weighted Average Original FICO Score:                                       679
Weighted Average Original LTV Ratio:                                      72.70%
Weighted Average Combined LTV Ratio:                                      74.57%
Weighted Average Stated Remaining Term (months):                            339
Weighted Average Seasoning (months):                                          3

(1) All percentages calculated herein are percentages of actual principal balances as of the Statistical Calculation Date.

                    Distribution by Current Principal Balance

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Current Principal Balance           Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
$50,000 & Below                        121    $4,657,078        2.49%     9.363%       612    $38,488     87.08%   77.77%     83.61%
$50,001 - $75,000                      164    10,331,556        5.53      8.366        599     62,997     80.73    73.93      88.88
$75,001 - $100,000                     151    13,113,295        7.02      7.784        622     86,843     79.89    73.16      86.79
$100,001 - $125,000                     84     9,502,654        5.09      7.583        635    113,127     77.47    60.65      86.94
$125,001 - $150,000                     56     7,706,481        4.12      7.290        651    137,616     77.35    62.88      89.29
$150,001 - $200,000                    116    20,422,663       10.93      6.645        680    176,057     70.60    63.91      84.81
$200,001 - $250,000                    119    26,766,253       14.33      6.312        682    224,926     72.39    69.03      88.11
$250,001 - $300,000                     78    21,623,437       11.57      6.342        702    277,224     75.05    56.63      86.94
$300,001 - $350,000                     67    21,718,827       11.62      6.077        716    324,162     71.73    67.08      96.89
$350,001 - $400,000                     58    21,727,873       11.63      6.101        707    374,619     73.10    62.28      98.21
$400,001 - $450,000                     32    13,756,569        7.36      6.278        671    429,893     77.60    56.50     100.00
$450,001 - $500,000                     25    12,039,736        6.44      6.227        717    481,589     72.39    63.92      96.08
$500,001 & Above                         6     3,481,302        1.86      5.463        722    580,217     64.73    51.23     100.00
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                1,077  $186,847,723      100.00%     6.674%       679   $173,489     74.57%   64.54%     91.25%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                          Distribution by Current Rate

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Current Rate                        Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
5.00- 5.49%                            137   $38,885,038       20.81%     5.265%       751   $283,832     60.62%   93.48%    100.00%
5.50- 5.99%                            137    34,481,437       18.45      5.710        735    251,689     67.59    80.21      92.49
6.00- 6.49%                             74    17,944,862        9.60      6.251        692    242,498     75.76    50.02      89.67
6.50- 6.99%                            167    32,597,259       17.45      6.718        659    195,193     80.42    50.22      86.39
7.00- 7.49%                            105    18,706,072       10.01      7.234        633    178,153     80.24    46.49      85.64
7.50- 7.99%                            106    15,239,162        8.16      7.744        617    143,766     83.95    44.79      90.78
8.00- 8.49%                             84     9,500,621        5.08      8.245        611    113,103     83.72    46.75      77.12
8.50- 8.99%                             75     7,406,733        3.96      8.707        589     98,756     83.47    45.30      90.20
9.00- 9.49%                             42     3,315,886        1.77      9.152        564     78,950     83.79    60.62      94.99
9.50- 9.99%                             80     5,388,262        2.88      9.734        585     67,353     89.38    69.97      97.82
10.00% & Above                          70     3,382,393        1.81     10.442        597     48,320     91.75    63.07      93.96
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                1,077  $186,847,723      100.00%     6.674%       679   $173,489     74.57%   64.54%     91.25%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                              Distribution by FICO

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
FICO                                Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
780 & Above                             54   $13,428,314        7.19%     5.540%       789   $248,672     59.89%   88.59%     93.22%
760-779                                 72    18,833,226       10.08      5.650        770    261,573     62.69    79.03      94.33
740-759                                 83    23,229,264       12.43      5.654        750    279,871     64.05    82.28      91.94
720-739                                 88    20,607,340       11.03      5.876        730    234,174     68.32    73.51      89.97
700-719                                 39     8,502,673        4.55      6.257        712    218,017     74.03    51.13      95.60
680-699                                 50     8,716,905        4.67      6.946        686    174,338     83.28    48.56      83.93
660-679                                 95    18,007,887        9.64      6.929        670    189,557     82.81    42.41      80.47
640-659                                 93    14,169,786        7.58      7.036        649    152,363     83.95    56.71      87.72
620-639                                115    16,403,429        8.78      7.322        630    142,639     84.72    41.17      89.92
600-619                                 89    11,088,115        5.93      7.500        609    124,586     81.92    54.54      92.66
580-599                                 85    10,182,178        5.45      7.757        590    119,790     83.25    65.59      97.07
560-579                                 49     5,851,026        3.13      7.690        570    119,409     78.01    61.48     100.00
540-559                                 72     8,376,676        4.48      7.978        552    116,343     79.99    71.47      95.97
520-539                                 63     6,906,785        3.70      8.488        531    109,632     80.70    64.33      97.86
500-519                                 30     2,544,120        1.36      8.994        510     84,804     73.14    70.29      93.81
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                1,077  $186,847,723      100.00%     6.674%       679   $173,489     74.57%   64.54%     91.25%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                           Distribution by Lien Status

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Lien Status                         Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
First                                  981  $182,398,897       97.62%     6.592%       680   $185,932     73.98%   64.16%     91.03%
Second                                  96     4,448,827        2.38     10.057        637     46,342     98.39    79.95     100.00
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                1,077  $186,847,723      100.00%     6.674%       679   $173,489     74.57%   64.54%     91.25%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                          Distribution by Original LTV

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Original LTV                        Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
40.00% & Below                         130   $11,932,613        6.39%     7.260%       707    $91,789     57.73%   76.53%     98.86%
40.01 - 50.00%                          43     8,122,505        4.35      5.728        729    188,895     46.31    77.85      85.06
50.01 - 60.00%                          87    17,465,363        9.35      5.800        729    200,751     56.01    78.88      92.68
60.01 - 70.00%                         163    36,193,519       19.37      6.008        715    222,046     65.90    71.68      91.02
70.01 - 80.00%                         247    45,023,420       24.10      6.642        681    182,281     77.42    62.92      92.16
80.01 - 85.00%                         171    26,634,931       14.25      7.254        621    155,760     84.28    58.70      83.39
85.01 - 90.00%                         184    32,005,178       17.13      7.239        640    173,941     89.66    47.98      92.99
90.01 - 95.00%                          40     7,345,580        3.93      7.419        651    183,640     94.20    71.04      96.14
95.01 - 100.00%                         12     2,124,614        1.14      7.846        685    177,051    100.00    41.22     100.00
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                1,077  $186,847,723      100.00%     6.674%       679   $173,489     74.57%   64.54%     91.25%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                          Distribution by Combined LTV

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Combined LTV                        Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
40.00% & Below                          35    $7,549,507        4.04%     5.633%       747   $215,700     33.51%   74.72%     98.19%
40.01 - 50.00%                          43     8,122,505        4.35      5.728        729    188,895     46.31    77.85      85.06
50.01 - 60.00%                          87    17,465,363        9.35      5.800        729    200,751     56.01    78.88      92.68
60.01 - 70.00%                         163    36,193,519       19.37      6.008        715    222,046     65.90    71.68      91.02
70.01 - 80.00%                         248    45,068,261       24.12      6.647        681    181,727     77.42    62.85      92.17
80.01 - 85.00%                         171    26,634,931       14.25      7.254        621    155,760     84.28    58.70      83.39
85.01 - 90.00%                         186    32,119,477       17.19      7.247        640    172,685     89.66    48.16      93.02
90.01 - 95.00%                          41     7,385,291        3.95      7.433        651    180,129     94.20    71.20      96.16
95.01 - 100.00%                        103     6,308,870        3.38      9.324        652     61,251     99.98    66.77     100.00
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                1,077  $186,847,723      100.00%     6.674%       679   $173,489     74.57%   64.54%     91.25%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                       Distribution by Documentation Type

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Documentation Type                  Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
Full                                   729  $120,589,500       64.54%     6.409%       689   $165,418     72.68%  100.00%     91.26%
Stated                                 309    59,190,658       31.68      7.186        664    191,556     78.16     0.00      92.72
Limited                                 39     7,067,565        3.78      6.907        640    181,220     76.68     0.00      78.71
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                1,077  $186,847,723      100.00%     6.674%       679   $173,489     74.57%   64.54%     91.25%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                          Distribution by Loan Purpose

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Loan Purpose                        Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
Cashout refi                           712  $125,717,409       67.28%     6.660%       671   $176,569     73.72%   62.90%     91.25%
Rate/Term refi                         147    30,841,968       16.51      6.095        709    209,809     67.14    78.15      94.03
Purchase                               218    30,288,345       16.21      7.324        681    138,937     85.64    57.49      88.39
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                1,077  $186,847,723      100.00%     6.674%       679   $173,489     74.57%   64.54%     91.25%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                        Distribution by Occupancy Status

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Occupancy Status                    Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
Owner                                  959  $170,490,177       91.25%     6.635%       678   $177,779     74.56%   64.55%    100.00%
Non-Owner                              115    15,326,471        8.20      7.177        680    133,274     74.92    62.06       0.00
Second Home                              3     1,031,075        0.55      5.607        770    343,692     70.47   100.00       0.00
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                1,077  $186,847,723      100.00%     6.674%       679   $173,489     74.57%   64.54%     91.25%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                          Distribution by Property Type

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Property Type                       Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
Single Family                          831  $138,862,243       74.32%     6.631%       680   $167,103     74.03%   68.66%     94.02%
2-4 Family                             114    26,572,759       14.22      6.631        685    233,094     76.04    50.52      76.64
PUD                                     87    13,863,525        7.42      7.166        652    159,351     76.63    51.54      93.76
Condo                                   44     7,339,111        3.93      6.720        697    166,798     75.20    60.93      86.57
Man. Housing                             1       210,086        0.11      6.600        616    210,086     85.00   100.00     100.00
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                1,077  $186,847,723      100.00%     6.674%       679   $173,489     74.57%   64.54%     91.25%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                              Distribution by State

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
State                               Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
California(Southern)                   199   $44,478,169       23.80%     6.548%       682   $223,508     71.45%   60.63%     90.09%
New York                               133    36,054,574       19.30      6.047        706    271,087     73.70    58.31      96.68
California(Northern)                   109    28,298,041       15.14      6.160        709    259,615     68.46    74.83      92.66
New Jersey                              40    11,267,127        6.03      5.952        726    281,678     71.99    80.03      93.63
Texas                                  124    10,080,111        5.39      8.266        587     81,291     79.92    63.29      91.78
Florida                                 81     8,418,431        4.51      7.740        616    103,931     80.72    42.20      95.74
Massachusetts                           22     5,557,149        2.97      6.508        687    252,598     76.13    59.31      75.06
Pennsylvania                            25     4,283,309        2.29      6.911        642    171,332     82.47    61.87      97.41
Illinois                                23     4,199,085        2.25      6.597        696    182,569     70.27    82.48      92.09
Minnesota                               16     3,143,477        1.68      6.655        679    196,467     80.36    42.08      98.42
Maryland                                16     2,876,101        1.54      6.329        713    179,756     73.38    74.66      79.64
Others                                 289    28,192,150       15.09      7.638        639     97,551     82.59    69.49      84.73
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                1,077  $186,847,723      100.00%     6.674%       679   $173,489     74.57%   64.54%     91.25%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                            Distribution by ZIP Code

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Zip Code                            Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
94556                                    3    $1,291,547        0.69%     5.296%       752   $430,516     53.97%  100.00%    100.00%
11236                                    4     1,244,390        0.67      6.210        646    311,097     78.77    83.98     100.00
11733                                    3     1,127,957        0.60      5.471        741    375,986     66.46   100.00     100.00
10704                                    3     1,062,352        0.57      6.145        698    354,117     81.88    37.53     100.00
11764                                    3     1,003,894        0.54      6.510        644    334,631     79.22    27.44     100.00
11216                                    2       874,029        0.47      6.239        669    437,014     90.00    51.18     100.00
07728                                    3       861,026        0.46      5.463        755    287,009     54.47   100.00     100.00
94523                                    2       857,406        0.46      5.250        744    428,703     69.90   100.00     100.00
91007                                    2       853,084        0.46      6.056        770    426,542     62.88   100.00     100.00
93063                                    2       790,440        0.42      6.107        701    395,220     65.91    61.35     100.00
Others                               1,050   176,881,599       94.67      6.720        677    168,459     74.81    63.85      90.75
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                1,077  $186,847,723      100.00%     6.674%       679   $173,489     74.57%   64.54%     91.25%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Remaining Months To Maturity        Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
0 - 180                                 91    $9,362,576        5.01%     7.040%       650   $102,885     72.05%   52.14%     82.99%
181 - 240                              154    13,345,666        7.14      7.645        656     86,660     82.63    77.42      97.59
241 - 360                              832   164,139,482       87.85      6.574        683    197,283     74.05    64.20      91.20
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                1,077  $186,847,723      100.00%     6.674%       679   $173,489     74.57%   64.54%     91.25%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========


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

                      The Adjustable Rate Mortgage Loans(1)

Actual Principal Balance:                                          $104,333,146
Number of Mortgage Loans:                                                   436
Average Actual Principal Balance:                                      $239,296
Weighted Average Gross Coupon:                                            6.562%
Weighted Average Net Coupon:                                              6.053%
Weighted Average Original FICO Score:                                       674
Weighted Average Original LTV Ratio:                                      91.22%
Weighted Average Combined LTV Ratio:                                      91.22%
Weighted Average Stated Remaining Term (months):                            338
Weighted Average Seasoning (months):                                          3
Weighted Average Months to Roll(2):                                          15
Weighted Average Gross Margin(2):                                          5.04%
Weighted Average Initial Rate Cap(2):                                      1.97%
Weighted Average Periodic Rate Cap(2):                                     1.97%
Weighted Average Gross Max. Lifetime Rate(2):                             13.67%

(1) All percentages calculated herein are percentages of actual principal balances as of the Statistical Calculation Date.

(2) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

                    Distribution by Current Principal Balance

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Current Principal Balance           Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
$50,000 & Below                          2       $69,943        0.07%    10.450%       552    $34,971     63.19%  100.00%     50.01%
$50,001 - $75,000                       16     1,034,545        0.99      7.842        638     64,659     90.02    57.20      94.19
$75,001 - $100,000                      40     3,531,990        3.39      7.767        630     88,300     92.67    65.85      97.44
$100,001 - $125,000                     39     4,478,054        4.29      7.476        659    114,822     95.52    53.81     100.00
$125,001 - $150,000                     45     6,095,726        5.84      7.216        657    135,461     93.74    39.69      95.37
$150,001 - $200,000                     64    11,291,016       10.82      7.211        654    176,422     93.94    54.08     100.00
$200,001 - $250,000                     49    10,935,947       10.48      6.870        660    223,183     92.69    37.98     100.00
$250,001 - $300,000                     42    11,580,328       11.10      6.494        680    275,722     92.32    46.52      95.26
$300,001 - $350,000                     49    15,972,045       15.31      6.680        662    325,960     90.33    24.30      97.95
$350,001 - $400,000                     40    15,090,438       14.46      6.614        672    377,261     92.57    29.51      97.47
$400,001 - $450,000                     24    10,227,524        9.80      5.765        699    426,147     87.87    45.80      95.94
$450,001 - $500,000                     13     6,244,473        5.99      5.683        698    480,344     88.45    31.36     100.00
$500,001 & Above                        13     7,781,118        7.46      4.903        740    598,548     84.68    37.22      91.75
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                  436  $104,333,146      100.00%     6.562%       674   $239,296     91.22%   39.62%     97.33%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                          Distribution by Current Rate

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Current Rate                        Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
4.99% & Below                           81   $27,556,664       26.41%     4.556%       732   $340,206     82.78%   39.86%     92.48%
5.00- 5.49%                             12     4,482,285        4.30      5.111        688    373,524     80.77    75.12     100.00
5.50- 5.99%                              6     1,940,271        1.86      5.904        662    323,378     92.41    75.93     100.00
6.00- 6.49%                             18     4,584,738        4.39      6.272        697    254,708     95.03    67.90     100.00
6.50- 6.99%                             73    17,156,692       16.44      6.771        676    235,023     97.24    55.13     100.00
7.00- 7.49%                             79    16,053,498       15.39      7.264        656    203,209     95.34    32.79      97.62
7.50- 7.99%                             89    19,036,522       18.25      7.757        640    213,894     94.66    22.45      98.46
8.00- 8.49%                             33     7,022,324        6.73      8.182        630    212,798     94.00    17.38     100.00
8.50- 8.99%                             32     5,178,865        4.96      8.744        607    161,840     94.42    25.95     100.00
9.00- 9.49%                              6       581,636        0.56      9.180        582     96,939     88.46    47.37     100.00
9.50- 9.99%                              5       575,127        0.55      9.830        530    115,025     78.77    69.43      93.92
10.00% & Above                           2       164,523        0.16     10.617        518     82,262     71.26   100.00     100.00
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                  436  $104,333,146      100.00%     6.562%       674   $239,296     91.22%   39.62%     97.33%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                              Distribution by FICO

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
FICO                                Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
780 & Above                              4    $1,327,867        1.27%     5.366%       784   $331,967     88.71%   19.99%    100.00%
760-779                                 15     5,019,839        4.81      5.383        769    334,656     85.73    45.45     100.00
740-759                                 28     8,079,516        7.74      5.460        750    288,554     88.66    35.86      99.26
720-739                                 40    12,641,723       12.12      5.259        729    316,043     87.47    35.23      91.76
700-719                                 40    11,137,787       10.68      5.337        709    278,445     89.70    47.81      89.46
680-699                                 58    14,787,132       14.17      6.340        689    254,951     92.06    48.38     100.00
660-679                                 46    10,831,161       10.38      6.913        668    235,460     95.22    31.91     100.00
640-659                                 56    12,019,448       11.52      7.554        648    214,633     97.92    31.84      96.82
620-639                                 57    11,087,294       10.63      7.538        629    194,514     94.42    33.16     100.00
600-619                                 32     6,118,640        5.86      7.559        609    191,207     92.10    62.74     100.00
580-599                                 21     3,330,443        3.19      7.730        587    158,593     90.36    66.78      98.95
560-579                                 17     4,150,308        3.98      7.878        571    244,136     86.18    20.57      97.82
540-559                                  9     1,275,997        1.22      8.589        551    141,777     84.86    50.44     100.00
520-539                                  8     1,660,252        1.59      8.574        529    207,532     84.06    18.72     100.00
500-519                                  5       865,741        0.83      8.682        507    173,148     70.75    14.93     100.00
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                  436  $104,333,146      100.00%     6.562%       674   $239,296     91.22%   39.62%     97.33%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                           Distribution by Lien Status

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Lien Status                         Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
First                                  436  $104,333,146      100.00%     6.562%       674   $239,296     91.22%   39.62%     97.33%
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                  436  $104,333,146      100.00%     6.562%       674   $239,296     91.22%   39.62%     97.33%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                          Distribution by Original LTV

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Original LTV                        Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
40.00% & Below                           1       $34,975        0.03%    11.050%       509    $34,975     38.89%  100.00%    100.00%
40.01 - 50.00%                           1       271,000        0.26      4.600        764    271,000     47.13   100.00     100.00
60.01 - 70.00%                           7     1,934,545        1.85      5.598        671    276,364     65.41    54.79      95.33
70.01 - 80.00%                          48    12,889,973       12.35      5.339        693    268,541     78.82    55.42      94.51
80.01 - 85.00%                          66    21,225,738       20.34      5.543        684    321,602     84.70    14.95      93.64
85.01 - 90.00%                          54    11,832,269       11.34      6.227        667    219,116     89.55    50.42      94.64
90.01 - 95.00%                         101    21,312,258       20.43      7.417        642    211,012     94.79    41.44     100.00
95.01 - 100.00%                        158    34,832,388       33.39      7.289        683    220,458     99.98    42.65     100.00
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                  436  $104,333,146      100.00%     6.562%       674   $239,296     91.22%   39.62%     97.33%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                          Distribution by Combined LTV

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Combined LTV                        Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
40.00% & Below                           1       $34,975        0.03%    11.050%       509    $34,975     38.89%  100.00%    100.00%
40.01 - 50.00%                           1       271,000        0.26      4.600        764    271,000     47.13   100.00     100.00
60.01 - 70.00%                           7     1,934,545        1.85      5.598        671    276,364     65.41    54.79      95.33
70.01 - 80.00%                          48    12,889,973       12.35      5.339        693    268,541     78.82    55.42      94.51
80.01 - 85.00%                          66    21,225,738       20.34      5.543        684    321,602     84.70    14.95      93.64
85.01 - 90.00%                          54    11,832,269       11.34      6.227        667    219,116     89.55    50.42      94.64
90.01 - 95.00%                         101    21,312,258       20.43      7.416        642    211,012     94.79    41.44     100.00
95.01 - 100.00%                        158    34,832,388       33.39      7.289        683    220,458     99.98    42.65     100.00
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                  436  $104,333,146      100.00%     6.562%       674   $239,296     91.22%   39.62%     97.33%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                       Distribution by Documentation Type

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Documentation Type                  Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
Stated                                 230   $60,822,697       58.30%     6.716%       675   $264,447     91.04%    0.00%     96.13%
Full                                   194    41,336,557       39.62      6.285        675    213,075     91.25   100.00      98.96
Limited                                 12     2,173,892        2.08      7.505        631    181,158     95.57     0.00     100.00
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                  436  $104,333,146      100.00%     6.562%       674   $239,296     91.22%   39.62%     97.33%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                          Distribution by Loan Purpose

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Loan Purpose                        Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
Purchase                               243   $59,879,920       57.39%     6.513%       691   $246,419     93.70%   35.60%     96.14%
Cashout refi                           162    38,095,807       36.51      6.707        649    235,159     87.96    44.56      98.76
Rate/Term refi                          31     6,357,418        6.09      6.152        666    205,078     87.35    47.94     100.00
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                  436  $104,333,146      100.00%     6.562%       674   $239,296     91.22%   39.62%     97.33%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                        Distribution by Occupancy Status

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Occupancy Status                    Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
Owner                                  425  $101,550,665       97.33%     6.595%       673   $238,943     91.41%   40.28%    100.00%
Second Home                              7     2,215,082        2.12      4.767        717    316,440     84.61    17.86       0.00
Non-Owner                                4       567,398        0.54      7.555        640    141,849     82.57     6.16       0.00
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                  436  $104,333,146      100.00%     6.562%       674   $239,296     91.22%   39.62%     97.33%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                          Distribution by Property Type

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Property Type                       Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
Single Family                          321   $75,006,751       71.89%     6.647%       671   $233,666     91.84%   36.70%     96.84%
PUD                                     60    16,656,293       15.96      6.171        679    277,605     87.76    49.50      97.51
Condo                                   34     6,492,341        6.22      6.337        695    190,951     92.11    52.34     100.00
2-4 Family                              21     6,177,761        5.92      6.817        676    294,179     92.07    35.08     100.00
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                  436  $104,333,146      100.00%     6.562%       674   $239,296     91.22%   39.62%     97.33%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                              Distribution by State

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
State                               Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
California(Northern)                    99   $31,453,304       30.15%     6.091%       690   $317,710     89.92%   44.89%     96.42%
California(Southern)                    82    25,567,426       24.51      6.122        681    311,798     90.26    28.30      98.62
Florida                                 33     4,701,625        4.51      7.379        646    142,473     89.85    48.73      91.51
Illinois                                20     4,146,556        3.97      7.616        637    207,328     90.21    40.80      97.82
Washington                              16     3,860,764        3.70      6.744        681    241,298     95.33    35.98      83.38
Nevada                                  10     2,602,881        2.49      6.052        698    260,288     87.56    16.92     100.00
Colorado                                10     2,530,782        2.43      5.368        694    253,078     87.02    47.47     100.00
Massachusetts                            9     2,498,292        2.39      7.334        665    277,588     93.95    35.79     100.00
New York                                 9     2,407,321        2.31      7.603        661    267,480     93.96    17.39     100.00
Virginia                                 7     2,059,982        1.97      7.376        662    294,283     93.74    23.40     100.00
Michigan                                11     1,651,007        1.58      8.215        603    150,092     89.33    51.24     100.00
Others                                 130    20,853,205       19.99      7.167        659    160,409     94.32    49.52      99.16
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                  436  $104,333,146      100.00%     6.562%       674   $239,296     91.22%   39.62%     97.33%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                            Distribution by Zip Code

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Zip Code                            Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
94531                                    4    $1,475,582        1.41%     6.315%       682   $368,895     96.16%   79.72%    100.00%
94043                                    3     1,413,964        1.36      5.265        768    471,321     89.54    70.01     100.00
94591                                    3     1,239,603        1.19      5.641        674    413,201     89.21   100.00     100.00
94561                                    3       947,566        0.91      7.465        650    315,855     98.40    32.03     100.00
95758                                    3       900,742        0.86      6.884        649    300,247     95.16    65.58     100.00
94538                                    2       834,499        0.80      7.770        609    417,249     95.00     0.00     100.00
95076                                    2       831,302        0.80      6.460        753    415,651     93.87     0.00     100.00
93905                                    2       751,895        0.72      8.043        644    375,947    100.00     0.00     100.00
92679                                    1       750,000        0.72      5.110        695    750,000     79.37   100.00     100.00
94578                                    2       749,569        0.72      5.740        742    374,785     92.21    55.71     100.00
Others                                 411    94,438,425       90.52      6.581        673    229,777     91.04    37.98      97.05
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                  436  $104,333,146      100.00%     6.562%       674   $239,296     91.22%   39.62%     97.33%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                   Distribution by Remaining Term to Maturity

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Remaining Term To Maturity          Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
241 - 360                              436  $104,333,146      100.00%     6.562%       674   $239,296     91.22%   39.62%     97.33%
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                  436  $104,333,146      100.00%     6.562%       674   $239,296     91.22%   39.62%     97.33%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                        Distribution by Amortization Type

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Amortization Type                   Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
2/28 ARM                               328   $69,070,044       66.20%     7.440%       650   $210,579     95.06%   36.11%     98.97%
1 MO LIBOR IO                           94    32,477,443       31.13      4.647        725    345,505     82.53    45.54      93.62
3/27 ARM                                14     2,785,659        2.67      7.093        682    198,976     97.22    57.54     100.00
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                  436  $104,333,146      100.00%     6.562%       674   $239,296     91.22%   39.62%     97.33%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                          Distribution by Periodic Cap

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Periodic Cap                        Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
1.50%                                  342   $71,855,703       68.87%     7.427%       651   $210,104     95.14%   36.95%     99.01%
3.00%                                   94    32,477,443       31.13      4.647        725    345,505     82.53    45.54      93.62
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                  436  $104,333,146      100.00%     6.562%       674   $239,296     91.22%   39.62%     97.33%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                      Distribution by Months to Rate Reset

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Months To Rate Reset                Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
1-12                                    94   $32,477,443       31.13%     4.647%       725   $345,505     82.53%   45.54%     93.62%
13-24                                  328    69,070,044       66.20      7.440        650    210,579     95.06    36.11      98.97
25-36                                   14     2,785,659        2.67      7.093        682    198,976     97.22    57.54     100.00
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                  436  $104,333,146      100.00%     6.562%       674   $239,296     91.22%   39.62%     97.33%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                      Distribution by Maximum Lifetime Rate

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Maximum Lifetime Rate               Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
12.00-12.49%                            94   $32,477,443       31.13%     4.647%       725   $345,505     82.53%   45.54%     93.62%
12.50-12.99%                             5     1,501,776        1.44      5.990        661    300,355     94.77    68.91     100.00
13.00-13.49%                            18     4,584,738        4.39      6.272        697    254,708     95.03    67.90     100.00
13.50-13.99%                            73    17,156,692       16.44      6.771        676    235,023     97.24    55.13     100.00
14.00-14.49%                            80    16,233,225       15.56      7.271        655    202,915     95.29    32.43      97.65
14.50-14.99%                            88    18,856,796       18.07      7.756        640    214,282     94.71    22.67      98.44
15.00-15.49%                            33     7,022,324        6.73      8.182        630    212,798     94.00    17.38     100.00
15.50-15.99%                            32     5,178,865        4.96      8.744        607    161,840     94.42    25.95     100.00
16.00-16.99%                            11     1,156,763        1.11      9.503        556    105,160     83.64    58.34      96.98
17.00% & Above                           2       164,523        0.16     10.617        518     82,262     71.26   100.00     100.00
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                  436  $104,333,146      100.00%     6.562%       674   $239,296     91.22%   39.62%     97.33%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========

                             Distribution by Margin

                                                                       Weighted                        Weighted    Pct.
                                    Number                 Pct. Of       Avg.     Weighted    Avg.       Avg.      Full      Pct.
                                      Of     Principal     Pool By      Gross       Avg.    Principal   Comb.      Loan     Owner
Margin                              Loans     Balance     Prin. Bal.    Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
4.99% & Below                           97   $33,432,120       32.04%     4.741%       725   $344,661     83.03%   45.62%     93.80%
5.00- 5.49%                              9     1,516,103        1.45      7.090        673    168,456     98.21    48.78     100.00
5.50- 5.99%                            265    58,843,862       56.40      7.363        659    222,052     95.98    32.28      98.85
6.00- 6.49%                             46     7,574,236        7.26      7.566        616    164,657     92.87    61.31      99.54
6.50- 6.99%                             16     2,510,721        2.41      8.176        570    156,920     81.46    59.15     100.00
7.00% & Above                            3       456,103        0.44      9.277        558    152,034     79.94    47.77     100.00
----------------------------------  ------  ------------  ----------   --------   --------  ---------  --------   ------   --------
TOTAL                                  436  $104,333,146      100.00%     6.562%       674   $239,296     91.22%   39.62%     97.33%
==================================  ======  ============  ==========   ========   ========  =========  ========   ======   ========


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Loan Group I WAC Cap, Loan Group II WAC Cap and WAC Cap . The information in the following table has been prepared in accordance with the following assumptions
(i) one-month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

                          Effective             Effective
                         Group I Loan         Group II Loan
Distribution Date        WAC Cap (%)           WAC Cap (%)          WAC Cap (%)
-----------------        ------------         -------------         -----------
Mar-04                         6.1249%               6.2615%             6.1249%
Apr-04                         6.1651%               6.0517%             6.4551%
May-04                         6.1651%               7.0098%             6.7762%
Jun-04                         6.1651%               6.6898%             6.9128%
Jul-04                         6.1651%               6.6807%             6.9034%
Aug-04                         6.1651%               6.8948%             6.8948%
Sep-04                         6.1651%               6.2608%             6.8869%
Oct-04                         6.1650%               7.3710%             6.8796%
Nov-04                         6.1650%               6.4435%             6.8731%
Dec-04                         6.1650%               6.6458%             6.8673%
Jan-05                         6.1650%               7.0988%             6.8622%
Feb-05                         6.1650%               6.6366%             6.8578%
Mar-05                         6.1650%               7.3438%             6.8542%
Apr-05                         6.1649%               6.6295%             6.8505%
May-05                         6.1649%               6.8469%             6.8469%
Jun-05                         6.1649%               6.2212%             6.8433%
Jul-05                         6.1649%               7.3282%             6.8397%
Aug-05                         6.1649%               6.6156%             6.8361%
Sep-05                         6.1648%               6.4055%             6.8325%
Oct-05                         6.1648%               7.0644%             6.8289%
Nov-05                         6.1648%               6.6093%             6.8296%
Dec-05                         6.1648%               6.6727%             7.1176%
Jan-06                         6.1647%               7.3576%             7.1123%
Feb-06                         6.1647%               6.4610%             7.1071%
Mar-06                         6.1647%               7.6091%             7.1019%
Apr-06                         6.1647%               7.3414%             7.0967%
May-06                         6.1646%               7.0955%             7.0955%
Jun-06                         6.1646%               6.9110%             7.3718%
Jul-06                         6.1646%               7.6190%             7.3650%
Aug-06                         6.1645%               7.1209%             7.3583%
Sep-06                         6.1645%               7.1145%             7.3516%
Oct-06                         6.1645%               7.3449%             7.3449%
Nov-06                         6.1644%               6.6747%             7.3422%
Dec-06                         6.1644%               7.8811%             7.6184%
Jan-07                         6.1644%               7.6102%             7.6102%
Feb-07                         6.1643%               7.1269%             7.6021%
Mar-07                         6.1643%               8.1364%             7.5939%
Apr-07                         6.1643%               7.5859%             7.5859%
May-07                         6.1642%               7.5816%             7.5816%
Jun-07                         6.1642%               7.5936%             7.8467%
Jul-07                         6.1641%               7.8372%             7.8372%
Aug-07                         6.1641%               7.1162%             7.8278%
Sep-07                         6.1641%               8.0880%             7.8184%
Oct-07                         6.1640%               7.8090%             7.8090%
Nov-07                         6.1640%               7.3145%             7.8022%
Dec-07                         6.1639%               7.9720%             7.9720%
Jan-08                         6.1639%               7.9618%             7.9618%
Feb-08                         6.1638%               7.6951%             7.9516%
Mar-08                         6.1638%               8.2153%             7.9415%
Apr-08                         6.1637%               7.6756%             7.9314%
May-08                         6.1637%               7.4263%             7.9214%
Jun-08                         6.1636%               8.1945%             7.9213%
Jul-08                         6.1636%               7.9113%             7.9113%
Aug-08                         6.1635%               7.6465%             7.9013%
Sep-08                         6.1635%               7.6369%             7.8914%
Oct-08                         6.1634%               7.3890%             7.8816%
Nov-08                         6.1633%               8.1432%             7.8718%
Dec-08                         6.1633%               7.6145%             7.8684%
Jan-09                         6.1632%               7.6051%             7.8586%
Feb-09                         6.1632%               7.8489%             7.8489%
Mar-09                         6.1631%               8.3992%             7.8392%
Apr-09                         6.1630%               7.1178%             7.8296%
May-09                         6.1630%               8.0897%             7.8200%
Jun-09                         6.1629%               7.8105%             7.8105%
Jul-09                         6.1628%               7.3134%             7.8010%
Aug-09                         6.1628%               8.0602%             7.7916%
Sep-09                         6.1627%               7.5311%             7.7822%
Oct-09                         6.1626%               7.5221%             7.7728%
Nov-09                         6.1625%               7.7635%             7.7635%
Dec-09                         6.1625%               7.0493%             7.7543%
Jan-10                         6.1624%               8.2983%             7.7450%
Feb-10                         6.1623%               7.4863%             7.7359%
Mar-10                         6.1622%               8.2787%             7.7268%
Apr-10                         6.1621%               7.2353%             7.7177%
May-10                         6.1621%               7.9745%             7.7087%
Jun-10                         6.1620%               7.4513%             7.6997%
Jul-10                         6.1619%               7.4426%             7.6907%
Aug-10                         6.1618%               7.6818%             7.6818%
Sep-10                         6.1617%               6.9755%             7.6730%
Oct-10                         6.1616%               8.2116%             7.6642%
Nov-10                         6.1615%               7.1770%             7.6554%
Dec-10                         6.1614%               7.4001%             7.6467%
Jan-11                         6.1613%               7.9014%             7.6381%
Feb-11                         6.1612%               7.3833%             7.6294%
Mar-11                         6.1611%               8.1652%             7.6209%
Apr-11                         6.1610%               7.3668%             7.6123%
May-11                         6.1609%               7.6038%             7.6038%
Jun-11                         6.1608%               6.9049%             7.5954%
Jul-11                         6.1607%               8.1289%             7.5870%
Aug-11                         6.1606%               7.3342%             7.5787%
Sep-11                         6.1605%               7.0972%             7.5703%
Oct-11                         6.1603%               7.8228%             7.5621%
Nov-11                         6.1602%               7.3102%             7.5539%
Dec-11                         6.1601%               7.0741%             7.5457%
Jan-12                         6.1600%               7.7975%             7.5375%
Feb-12                         6.1598%               6.8450%             7.5295%
Mar-12                         6.1597%               8.0587%             7.5214%
Apr-12                         6.1596%               7.5134%             7.5134%
May-12                         6.1595%               7.5055%             7.5055%
Jun-12                         6.1593%               7.2557%             7.4975%
Jul-12                         6.1592%               7.4897%             7.4897%
Aug-12                         6.1590%               6.8017%             7.4818%


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal, state or local income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Effective             Effective
                         Group I Loan         Group II Loan
Distribution Date          Cap (%)               Cap (%)            WAC Cap (%)
-----------------        ------------         -------------         -----------
Sep-12                         6.1589%               7.7318%             7.4740%
Oct-12                         6.1588%               7.4663%             7.4663%
Nov-12                         6.1586%               6.9924%             7.4586%
Dec-12                         6.1585%               7.4509%             7.4509%
Jan-13                         6.1583%               7.4433%             7.4433%
Feb-13                         6.1581%               7.1959%             7.4358%
Mar-13                         6.1580%               7.9588%             7.4282%
Apr-13                         6.1578%               7.1814%             7.4207%
May-13                         6.1577%               6.7394%             7.4133%
Jun-13                         6.1575%               7.9349%             7.4059%
Jul-13                         6.1573%               7.3985%             7.3985%
Aug-13                         6.1572%               6.9292%             7.3912%
Sep-13                         6.1570%               7.3839%             7.3839%
Oct-13                         6.1568%               7.3767%             7.3767%
Nov-13                         6.1566%               7.1317%             7.3695%
Dec-13                         6.1564%               7.1248%             7.3623%
Jan-14                         6.1562%               6.8951%             7.3547%
Feb-14                         6.1561%               7.6005%             7.3472%


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